SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 26, 2002
                                                         --------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

          California                  0-31080              68-0434802
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(State or other jurisdiction of     (Commission            (IRS Employer
        incorporation)              File Number)        Identification No.)

1500 Soscol Avenue, Napa, California                       94559-3045
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         (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.

        Earnings Release. On July 26, 2002, North Bay Bancorp issued a press release announcing its earnings for the quarter ended June 30, 2002. A copy of the press release is attached to this Current Report as Exhibit
        99.1 and incorporated into this report by reference.

Item 7. Financial Statements and Exhibits.

        (b) Exhibits

            99.1 Press release announcing earnings for year ended June 30, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: July 29, 2002             NORTH BAY BANCORP


                                /s/ Terry L. Robinson
                                -----------------------------------------------
                                Terry L. Robinson, President and Chief
                                Executive Officer (Principal Executive Officer)